UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 27, 2015

814-00201
(Commission File Number)

MVC CAPITAL, INC.
(the "Fund")
(Exact name of registrant as specified in its charter)

DELAWARE, 943346760
(Jurisdiction of Incorporation) (IRS Employer Identification Number)

287 Bowman Avenue
2nd Floor
Purchase, NY 10577
(Address of registrant's principal executive office)

914-701-0310
(Registrant's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On February 27, 2015, MVC Capital, Inc. posted to its website unaudited, Estimated Portfolio Company Values, as of October 31, 2014. Investors may access this information by visiting the “Recent News” or “Events & Presentations” sections of MVC’s website (www.MVCCapital.com).

Since these values are estimated, they are subject to change prior to the filing of MVC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014. The Estimated Portfolio Company Values do not reflect the values of MVC’s entire portfolio of investments, as they exclude MVC Automotive Group GmbH and SGDA Europe B.V.

MVC does not undertake any obligation to update or revise such values prior to the issuance of the Form 10-K, although MVC may determine to do so (on its website) in the event of a material change to the estimated values. MVC also does not undertake to make available unaudited Estimated Portfolio Company Values, other than in its periodic filings with the Securities and Exchange Commission, on any future occasion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVC CAPITAL, INC.

By:	/s/ Michael Tokarz
Michael Tokarz
Chairman
Dated: February 27, 2015